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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     August 27, 1996


                              CKE RESTAURANTS, INC.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                     1-13192            33-0602639
  (State or Other Jurisdiction         (Commission       (I.R.S. Employer
        of Incorporation)             File Number)      Identification No.)


      1200 North Harbor Boulevard, Anaheim, California                  92801
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          (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code  (714) 774-5796


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.

         On August 27, 1996, CKE Restaurants, Inc. (the "Company") entered into a Stock Purchase Agreement (the "Purchase Agreement") with Casa Bonita Holdings, Inc., a Delaware corporation and indirect wholly-owned subsidiary of Unigate PLC ("Seller"), pursuant to which the Company will acquire from the Seller all of the issued and outstanding shares of capital stock of Casa Bonita Incorporated ("Casa Bonita").

         Casa Bonita, based in Dallas, Texas, owns and operates the "Taco Bueno" concept in the Mexican food segment of the quick-service restaurant market, with 109 Taco Bueno restaurants located in Texas and Oklahoma. Casa Bonita also operates two full-service "Casa Bonita" Mexican food restaurants and three "Crystal's" pizza restaurants.

         The Purchase Agreement provides for the purchase and sale of Casa Bonita for a purchase price of $42,000,000 (subject to adjustment). It is anticipated that the Company will finance the acquisition of Casa Bonita through a combination of cash on hand and borrowings available under existing credit facilities; provided, however, that the Company may seek additional debt and/or equity financing from third parties in order to complete the acquisition.

         Completion of the transaction is subject to certain standard closing conditions, including the receipt of approvals from applicable regulatory agencies.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (a)      Not applicable.
   (b)      Not applicable.
   (c)      Exhibits.  The following exhibits are filed as part of this report.

       Exhibit Number         Description

              10.1 Stock Purchase Agreement, dated as of August 27, 1996, by and between the Company and Casa Bonita
                              Holdings, Inc.   *

              99.1            Press Release issued by the Company on August 28,
                              1996.



                  * Schedules omitted. The Registrant shall furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CKE RESTAURANTS, INC.



Date:  September 5, 1996                     By:    /s/ JOSEPH N. STEIN
                                                    -------------------------
                                                    Joseph N. Stein,
                                                    Senior Vice President and
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX


                                                                   Sequentially
Exhibit Number           Description                               Numbered Page
- --------------           -----------                               -------------

 10.1                    Stock Purchase Agreement, dated as of
                         August 27, 1996, by and between the Company and Casa Bonita Holdings, Inc. *

 99.1                    Press Release issued by the Company
                         on August 28, 1996.



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*    Schedules omitted. The Registrant shall furnish supplementally to the
     Securities and Exchange Commission a copy of any omitted schedule upon request.